Supplement dated February 27, 2024
to the following statutory prospectus(es):
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Protection VUL - New York, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL - Nationwide Life and Annuity Insurance Company, Waddell & Reed Accumulation VUL - Nationwide Life and Annuity Insurance Company dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At meetings held on January 16, 2024, the Board of Trustees (the "Board") of Ivy Variable Insurance Portfolios - Delaware VIP Global Equity: Class II (the "Board"), approved the merger of the Ivy Variable Insurance Portfolios - Delaware VIP Global Equity: Class II (the "Target Fund") into the Ivy Variable Insurance Portfolios - Delaware Ivy Global Growth: Class II (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about April 26, 2024 (the "Effective Date").
As of the Effective Date, the following changes apply to the policy:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Ivy Variable Insurance Portfolios - Macquarie VIP Global Growth Series: Service Class (formerly, Ivy Variable Insurance Portfolios - Delaware Ivy Global Growth: Class II) Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Investment Sub-Advisor: Macquarie Investment Management Global Limited	1.13%*	-17.55%	6.70%	7.59%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
PROS-0817